UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2008

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 830, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

On July 31, 2008, DRI Corporation announced that, according to preliminary results for second quarter 2008, management expects to report net sales of $19.4 million, a record high for second quarter sales volume and an increase of 30 percent over net sales from continuing operations for the same period last year.

          The Company also announced that on or about Aug. 14, 2008, the Company plans to file with the Securities and Exchange Commission a Form 10-Q for the period ended June 30, 2008.

          The Company also announced that it will host an investors’ conference call to review second quarter 2008 results on Aug. 15, 2008, at 11 a.m. (Eastern).

          A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

          This Form 8-K and press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the expectations for final sales results for second quarter 2008, timing or amount of future revenues, expectations of profitability, expected business and revenue growth trends, future annualized revenue run rates, anticipated increases in shareholder value, and expectations regarding the Company’s ongoing business plan and working capital position, expectations for transit industry support for the Company; as well as any statement, express or implied, concerning future events or expectations or which use words such as “suggest,” “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “guidance,” etc., is a forward-looking statement.  These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that we may not have accurately projected final sales results for second quarter 2008,  forecasted the timing or amount of future revenues, that our expectations as to future business and revenue growth trends, future annualized run rates, increases in shareholder value, and expectations regarding the Company’s ongoing business plan and/or working capital position may not prove accurate over time, or that the transit industry does not provide the expected support we anticipate, as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 31, 2008, and as updated in our Quarterly Report on Form 10-Q filed May 15, 2008, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

ITEM 7.01.     Regulation FD Disclosure

The Company incorporates by reference the information included in Item 2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.     Financial Statements and Exhibits

(a)	Exhibits.
99.1 Press release dated July 31, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	July 31, 2008	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated July 31, 2008.